                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1731

                             SOURCE CAPITAL, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  JUNE 30, 2003

Item 1.           Report to Stockholders.

                                     [LOGO]

                              SOURCE CAPITAL, INC.

                               SEMIANNUAL REPORT
                     for the six months ended June 30, 2003

                              SOURCE CAPITAL, INC.

                                     [LOGO]

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                                              Six months ended           Year ended
                                                                June 30, 2003        December 31, 2002
                                                            ---------------------  ----------------------
                                                               Total        Per        Total        Per
                                                                Net       Common        Net       Common
                                                               Assets      Share      Assets       Share
                                                            ------------  -------  -------------  -------
Beginning of period.......................................  $395,175,835  $41.90   $ 498,725,575  $ 55.45
                                                            ------------  ------   -------------  -------
Net gain (loss) on investments, realized and unrealized...  $ 58,571,521  $ 7.15   $ (72,665,931) $ (8.97)
Net investment income.....................................     1,814,197    0.22       3,961,461     0.49
Dividends to Preferred shareholders.......................    (2,363,054)  (0.29)     (4,726,109)   (0.59)
Distributions to Common shareholders......................   (14,273,330)  (1.75)    (37,079,161)   (4.60)
Proceeds from shares issued for distributions reinvested
  by shareholders.........................................     2,661,510    0.02       6,960,000     0.12
                                                            ------------  ------   -------------  -------
    Net changes during period.............................  $ 46,410,844  $ 5.35   $(103,549,740) $(13.55)
                                                            ------------  ------   -------------  -------
End of period.............................................  $441,586,679  $47.25   $ 395,175,835  $ 41.90
                                                            ============  ======   =============  =======

                                                            June 30, 2003   December 31, 2002   December 31, 2001
                                                            -------------   -----------------   -----------------
Common market price per share.............................     $51.80            $52.85              $61.02
Common market premium to net asset value..................        9.6%             26.1%               10.1%
Preferred asset coverage..................................        815%              730%                921%
Preferred liquidation preference per share................     $27.50            $27.50              $27.50
Preferred market price per share..........................     $32.60            $30.81              $30.20

--------------------------------------------------------------------------------

                           DESCRIPTION OF THE COMPANY

  SOURCE CAPITAL, INC., is a major diversified, publicly traded investment company with total net assets approximating $442,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,199,989 shares of Common Stock outstanding.

  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

  Source Capital has a Common Stock Distribution Policy that provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation that has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 20 subsequent increases and only one decrease to the current rate of $3.50. Maintenance of the current $3.50 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $35.00 per share.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

  Source Capital's total net assets increased from $364,269,717 to $441,586,679 during the second quarter. Net asset value per Common share amounted to $47.25 at June 30, 2003, compared with $37.94 at March 31, 2003, and $41.90 at year-end 2002. These changes in net asset value were net of cash distributions of $0.875 paid in both the first and second quarters.

INVESTMENT RESULTS, 2003 FIRST HALF

  For the six months ended June 30, 2003, the net asset value per share of Source Capital's Common Stock increased by 17.7%, as adjusted for reinvestment of distributions paid during the period, while total net assets rose 15.8%. These returns compare with a 16.9% increase in the Russell 2500 Index, a measure of small to medium capitalization stock performance. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

INVESTMENT RESULTS, 2003 SECOND QUARTER

  In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 27.1%, as adjusted for reinvestment of the $0.875 distribution paid during the period, while total net assets rose 23.2%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 21.9% during the quarter, also on a reinvestment basis.

NET INVESTMENT INCOME

  Net investment income amounted to $803,977 and $1,814,197 for the second quarter and six months, respectively, as against $985,022 and $1,803,920 in the comparable periods of 2002. Preferred dividends exceeded net investment income by $0.05 and $0.07 for the quarter and six-month periods, respectively, compared with Preferred dividends in excess of net investment income of $0.02 and $0.07 for the corresponding periods of 2002.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  A regular quarterly distribution of $0.875 per share was paid on June 15, 2003, to shareholders of record on May 23, 2003. This payment marks the 27th anniversary of Source Capital's 10% Distribution Policy that calls for total annual payments approximating 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy, continuing growth in net asset value has led to 20 increases and only one decrease in the distribution rate--a net increase of 150% from the original $1.40 rate in June 1976, to the current $3.50 rate. The growth in the net asset value which has permitted this continuing expansion in cash distributions has been achieved despite distributions in excess of net investment income of $541,527,710 or $77.65 per Common share, and payments of federal income tax on undistributed realized capital gains amounting to $36,198,677 or $5.99 per Common share. Maintenance of the current $3.50 rate is dependent upon achieving long-term investment results which sustain a net asset value of approximately $35.00.

PREFERRED DIVIDENDS

  The regular Preferred dividend of $0.60 per share was paid on June 15, 2003, to shareholders of record on May 23, 2003. The changes in the Company's total net assets since year-end 2002 have resulted in changes in the Preferred shares' asset coverage from 730% at December 31, 2002, to 673% at March 31, 2003, and 815% at June 30, 2003. Net investment income provided Preferred dividend coverage of 68% for the second quarter and 77% for the six months, compared with 83% and 76% for the corresponding periods of 2002.

MARKET PRICE OF SOURCE CAPITAL SHARES

  The market price of Source Capital Common Stock decreased from $52.85 to $51.80 during the first half of 2003. As this $1.05 decrease in market price opposed the $5.35 rise in the underlying net asset value, the market premium to net asset value of 26.1% at year-end 2002 decreased to 9.6% at June 30, 2003. The market price of Source Capital Preferred Stock increased to $32.60 at June 30, 2003, from $30.81 at year-end 2002.

COMMENTARY

  After a miserable first quarter of stock market performance, dominated by worries about the economy and Iraq, the second quarter showed a dramatic improvement. Massive fiscal and monetary stimulus has alleviated economic concerns and driven an extraordinary advance. From the mid-March lows to late July, the S&P is up over 25% and the Nasdaq almost 40%. While we share some degree of optimism about an economic recovery, we believe that the best case outcome has already been largely discounted by the market. As a result, we are not looking for second half stock market performance anything near as positive as the year so far.

  Source did quite well in the second quarter, up 27.1%, and as a result is now roughly the same as the benchmark Russell 2500 for the year-to-date period. Results for the longer three-and five-year periods continue to be highly favorable for Source.

                                  PERIODS ENDED JUNE 30, 2003
                      ---------------------------------------------------
                      SECOND                 ONE       THREE        FIVE
                      QUARTER      YTD       YEAR      YEARS*      YEARS*
                      -------      ----      ----      ------      ------
Source                 27.1%       17.7%      3.3%      11.4%       10.0%
Russell 2500           21.9%       16.9%      1.4%      (1.4)%       3.7%
S&P 500                15.4%       11.8%      0.3%     (11.2)%      (1.6)%
Nasdaq                 21.0%       21.5%     10.9%     (25.8)%      (3.1)%

  * Annualized Returns

  Source's fourth largest position, CLAYTON HOMES, has been embroiled in a somewhat unusual takeover battle for the past four months. In a twist on most takeover fights, in this case, Clayton management is in favor of selling the company, while a majority of independent shareholders are opposed.

  We last wrote about Clayton in the year-end 2001 Shareholder Letter. At that time we praised its superior business model, management, and financial strength, and expressed the expectation that Clayton would lead the developing recovery of the manufactured housing industry.

  Unfortunately this industry revival has been delayed by the collapse of much of the available financing capacity, notably the bankruptcy of Conseco Financial (formerly Greentree Financial), the industry's largest lender. This made credit both more difficult to obtain and more expensive, depressing home sales.

  Under these circumstances, it was perhaps understandable that the Clayton family would be sympathetic toward an unsolicited offer to purchase the company made by Warren Buffett's Berkshire Hathaway. This offer, $12.50 in cash for each Clayton share, was announced April 1st. The synergies were obvious. Berkshire's extremely deep pockets would obviate the need to securitize and sell the mortgages originated by Clayton's financing arm, Vanderbilt Mortgage, thus protecting Clayton from the vagaries of the asset-backed securities market. Clayton Homes continued dominance of the industry would be assured, and founder Jim Clayton could be confident that his company and loyal employees would be in good hands.

  What could be wrong with a deal so clearly beneficial to the Clayton family, Clayton employees and dealers, as well as Berkshire Hathaway? The overlooked group was the non-family shareholders, who owned over 70% of the company. Clayton management and the Clayton Board of Directors may have given inadequate consideration to their obligation to the majority owners of the company.

  The problems were two fold--price and process. The deal was made in March. The stock market was at a low. Worries about the economy and the Middle East were at a peak. Simply put, the Clayton family panicked at the bottom of the cycle and agreed to a sale at a price we believe to be far below the company's true value. The industry's troubles, while painful for all, were far worse for the weaker players. With few exceptions, Clayton's competitors were in dire financial straits--financially leveraged, losing money, and at severe risk of failure.

  In contrast, Clayton was making respectable profits, and was financially strong. Its competitive position was being strengthened by the depressed state of the industry. The agreed price of $12.50 per share was barely above book value and completely failed to take into consideration the improved profitability which Clayton would realize as the industry inevitably recovered from its cyclical lows. In short, Berkshire would get all the upside, and the independent shareholders none.

  In addition to the problem of undervaluation, the structure of the deal itself appeared flawed. Berkshire requested, and the Clayton Board surprisingly agreed to, terms and conditions which were extremely favorable to Berkshire and what we considered to be highly disadvantageous to the public shareholders. In effect, the company promised not to solicit competitive offers, and to not even provide information to others who might be interested in offering a better price.

  Upon announcement of the deal the deficiencies just described were immediately obvious to most of the institutional shareholders of Clayton, and over the following weeks many publicly announced their opposition to the terms of the acquisition. I am unaware of any expressions of support for the deal by independent shareholders.

  The shareholders' vote on the proposal was scheduled for July 16th. Shortly before this, a $9 billion buyout fund named Cerberus Capital had announced that it might be interested in making an offer if it could perform appropriate due diligence. At the shareholder meeting, the company failed to obtain a majority vote for the merger. Approximately 75% of the non-Clayton family shareholders opposed the proposed merger.

  Source Capital and First Pacific Advisors voted their two million shares, about 1 1/2% of the total outstanding, against the deal.

  The company then adjourned the meeting for two weeks, ostensibly to give Cerberus time to review Clayton's financial data and decide whether to make an offer. (I will pose the rhetorical question, would Clayton management have adjourned the meeting if it had received a majority vote for the deal?)

  On July 28th it was announced that Cerberus would not be making an offer for Clayton. No reason was given.

  On July 30th the shareholder meeting was reconvened and the merger narrowly approved. Approximately two-thirds of the independent shareholders continued to oppose the merger.

  We believe the outcome of this contest represented a defeat for responsible corporate governance as well as for the economic interests of Source and other independent shareholders. A more open sale process could readily have yielded a price in excess of $12.50. In addition, an independent Clayton (the desire of most of the merger-opposing shareholders) would now be trading, we believe, at a price well above $12.50 per share.

  Since Source had purchased its Clayton shares at an average price of about $9, the merger was, though not ideal, at least a profitable outcome for Source shareholders. In addition, our period of ownership, since late 1999, was one of generally poor stock market performance. We will take our $15 million in cash and strive to re-deploy it into new profitable investments for Source shareholders.

Respectfully submitted,

/s/ ERIC S. ENDE

Eric S. Ende
President and
  Chief Investment Officer
July 31, 2003

  As this Shareholder Letter goes to press, continuing litigation in Tennessee courts has blocked, at least temporarily, the completion of the merger.

August 18, 2003

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2003


COMMON STOCKS                                                             Shares         Value
------------------------------------------------------------            -----------   ------------
PRODUCER DURABLE GOODS -- 14.9%
Cognex Corporation*.........................................                430,000   $  9,610,500
Crane Co....................................................                435,000      9,844,050
Denison International plc (ADR)*+...........................                579,500     11,155,375
Graco Inc...................................................                343,000     10,976,000
IDEX Corporation............................................                363,000     13,155,120
Zebra Technologies Corporation (Class A)*...................                146,000     10,977,740
                                                                                      ------------
                                                                                      $ 65,718,785
                                                                                      ------------
TECHNOLOGY -- 13.4%
Advanced Fibre Communications, Inc.*........................                600,000   $  9,762,000
KEMET Corporation*..........................................                449,800      4,542,980
Plantronics, Inc.*..........................................                380,000      8,234,600
SanDisk Corporation*........................................                794,000     32,037,900
TriQuint Semiconductor, Inc.*...............................              1,143,029      4,755,001
                                                                                      ------------
                                                                                      $ 59,332,481
                                                                                      ------------
BUSINESS SERVICES & SUPPLIES -- 12.0%
Black Box Corporation.......................................                260,800   $  9,440,960
HON INDUSTRIES Inc..........................................                431,800     13,169,900
Manpower Inc................................................                300,000     11,127,000
Office Depot, Inc.*.........................................                795,000     11,535,450
ScanSource, Inc.*...........................................                284,000      7,597,000
                                                                                      ------------
                                                                                      $ 52,870,310
                                                                                      ------------
ENERGY -- 8.4%
Cal Dive International, Inc.*...............................                575,000   $ 12,535,000
Noble Corporation*..........................................                385,000     13,205,500
Tidewater Inc...............................................                386,300     11,345,631
                                                                                      ------------
                                                                                      $ 37,086,131
                                                                                      ------------
HEALTHCARE -- 8.1%
Landauer, Inc...............................................                 14,300   $    598,169
Lincare Holdings Inc.*......................................                361,000     11,375,110
Ocular Sciences, Inc.*......................................                722,900     14,349,565
Renal Care Group, Inc.......................................                270,000      9,506,700
                                                                                      ------------
                                                                                      $ 35,829,544
                                                                                      ------------
RETAILING -- 8.0%
CarMax, Inc.*...............................................                445,006   $ 13,416,931
O'Reilly Automotive, Inc.*..................................                652,500     21,786,975
Pathmark Stores, Inc., Warrants*............................                 80,898        107,594
                                                                                      ------------
                                                                                      $ 35,311,500
                                                                                      ------------
BANKING -- 4.8%
National Commerce Financial Corporation.....................                488,900   $ 10,848,691
North Fork Bancorporation, Inc..............................                310,000     10,558,600
                                                                                      ------------
                                                                                      $ 21,407,291
                                                                                      ------------
ENTERTAINMENT -- 4.0%
Carnival Corporation........................................                536,600   $ 17,444,866
                                                                                      ------------

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2003

                                                                         Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount         Value
------------------------------------------------------------            -----------   ------------
CONSUMER DURABLE GOODS -- 3.5%
Clayton Homes, Inc..........................................              1,216,600   $ 15,268,330
                                                                                      ------------
MATERIALS -- 3.2%
Engelhard Corporation.......................................                390,000   $  9,660,300
OM Group, Inc...............................................                300,000      4,419,000
                                                                                      ------------
                                                                                      $ 14,079,300
                                                                                      ------------
INSURANCE -- 1.8%
Brown & Brown, Inc..........................................                251,000   $  8,157,500
                                                                                      ------------
REAL ESTATE INVESTMENT TRUST -- 1.3%
New Plan Excel Realty Trust.................................                279,864   $  5,975,096
                                                                                      ------------
TOTAL COMMON STOCKS -- 83.4% (Cost $271,723,617)............                          $368,481,134
                                                                                      ------------

PREFERRED STOCKS

REAL ESTATE INVESTMENT TRUST
Crown American Realty Trust.................................                 59,000   $  3,478,050
Duke-Weeks Realty Corp. (Series B)..........................                 40,000      2,135,000
ProLogis Trust (Series D)...................................                 80,000      2,016,000
                                                                                      ------------
TOTAL PREFERRED STOCKS -- 1.7% (Cost $6,411,571)............                          $  7,629,050
                                                                                      ------------

CONVERTIBLE BONDS AND DEBENTURES

PRODUCER DURABLE GOODS -- 1.8%
Checkpoint Systems, Inc. -- 5.25% 2005......................            $ 4,000,000   $  4,030,000
MascoTech, Inc. -- 4.5% 2003................................              4,200,000      4,095,000
                                                                                      ------------
                                                                                      $  8,125,000
                                                                                      ------------
HEALTHCARE -- 0.7%
IVAX Corporation -- 5.5% 2007...............................            $ 3,000,000   $  3,045,000
                                                                                      ------------
TECHNOLOGY -- 0.5%
LSI Logic Corporation -- 4% 2006............................            $ 2,000,000   $  1,875,000
                                                                                      ------------
DISTRIBUTION -- 0.4%
Reptron Electronics, Inc. -- 6.75% 2004.....................            $ 5,980,000   $  1,794,000
                                                                                      ------------

TOTAL CONVERTIBLE BONDS
  AND DEBENTURES -- 3.4% (Cost $16,564,839).................                          $ 14,839,000
                                                                                      ------------

                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2003

                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount         Value
------------------------------------------------------------            -----------   ------------

CORPORATE -- 6.5%
Actuant Corporation -- 13% 2009.............................            $ 2,275,000   $  2,707,250
Advantica Restaurant Group, Inc. -- 11.25% 2008.............              2,131,100      1,672,914
Central Garden & Pet Company -- 9.125% 2013.................              2,000,000      2,140,000
Host Marriott Corporation -- 9.25% 2007.....................              2,000,000      2,185,000
Lear Corporation -- 7.96% 2005..............................              2,000,000      2,130,000
Manitowoc Company, Inc., The -- 10.5% 2012..................              2,000,000      2,235,000
Metaldyne Corporation -- 11% 2012...........................              2,000,000      1,640,000
OM Group, Inc. -- 9.25% 2011................................              4,000,000      3,920,000
Oshkosh Truck Corporation -- 8.75% 2008.....................              2,000,000      2,100,000
Packaged Ice Inc. -- 9.75% 2005.............................              2,000,000      2,012,500
Realty Income Corporation -- 8.25% 2008.....................              2,000,000      2,272,000
Unisys Corporation
  -- 7.875% 2008............................................              1,500,000      1,575,300
  -- 8.125% 2006............................................              2,000,000      2,164,400
                                                                                      ------------
                                                                                      $ 28,754,364
                                                                                      ------------
U.S. GOVERNMENT AND AGENCIES -- 0.3%
Federal Home Loan Mortgage Corporation
  -- 6.5% 2023 (IO).........................................            $   183,689   $     10,976
  -- 10.15% 2006 (REMIC)....................................                  3,314          3,336
Federal National Mortgage Association -- 6% 2029 (IO).......              4,969,599        590,617
Government National Mortgage Association (Mobile Home)
  -- 9.75% 2010.............................................                547,265        583,546
                                                                                      ------------
                                                                                      $  1,188,475
                                                                                      ------------
TOTAL NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 6.8% (Cost $30,612,972).................                          $ 29,942,839
                                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 95.3% (Cost $325,312,999)....                          $420,892,023
                                                                                      ------------

SHORT-TERM INVESTMENTS
Short-term Corporate Notes:
  General Electric Capital Corporation
    -- 1.2% 7/1/03..........................................            $ 5,433,000   $  5,433,000
    -- 1% 7/3/03............................................             12,000,000     11,999,333
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS -- 4.0% (Cost $17,432,333).....                          $ 17,432,333
                                                                                      ------------
TOTAL INVESTMENTS -- 99.3% (Cost $342,745,332)..............                          $438,324,356
Other assets and liabilities, net -- 0.7%...................                             3,262,323
                                                                                      ------------
TOTAL NET ASSETS -- 100%....................................                          $441,586,679
                                                                                      ============

* Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. There were no transactions in securities of this affiliate during the six months ended June 30, 2003.

See notes to financial statements.

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended June 30, 2003

                                                                           Shares or
                                                                          Face Amount
                                                                        ---------------
NET PURCHASES

COMMON STOCKS
Cal Dive International, Inc...........................................      65,000 shs.
CarMax, Inc...........................................................      45,000 shs.
Cognex Corporation....................................................      50,000 shs.
North Fork Bancorporation, Inc........................................      53,700 shs.
ScanSource, Inc.......................................................       4,000 shs.

NON-CONVERTIBLE SECURITIES
Central Garden & Pet Company -- 9.125% 2013(1)........................  $     2,000,000
Packaged Ice Inc. -- 9.75% 2005(1)....................................  $     2,000,000

NET SALES

COMMON STOCKS
Donaldson Company, Inc.(2)............................................     103,000 shs.
Graco Inc.............................................................      38,300 shs.
Landauer, Inc.........................................................      69,000 shs.
Manitowoc Company, Inc., The(2).......................................     280,900 shs.
SanDisk Corporation...................................................     233,000 shs.
Zebra Technologies Corporation (Class A)..............................       7,500 shs.

NON-CONVERTIBLE SECURITIES
Flextronics International Ltd. -- 8.75% 2007(2).......................  $     2,000,000
United Stationers Inc. -- 8.375% 2008(2)..............................  $     3,000,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                      STATEMENT OF ASSETS AND LIABILITIES

                                                     June 30, 2003
                                             ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market
     value
      (cost $325,312,999) -- Note A........  $420,892,023
    Short-term investments -- at cost plus
     interest earned
      (maturities 60 days or less) --
     Note A................................    17,432,333      $438,324,356
                                             ------------
  Cash.....................................                             304

  Receivable for:
    Investment securities sold.............  $  2,627,083
    Accrued interest and dividends.........     1,131,357         3,758,440
                                             ------------      ------------
                                                               $442,083,100

LIABILITIES
  Payable for:
    Advisory fees..........................  $    254,786
    Accrued dividends -- Preferred Stock...       196,921
    Accrued expenses.......................        44,714           496,421
                                             ------------      ------------
TOTAL NET ASSETS -- June 30, 2003..........                    $441,586,679
                                                               ============

  Assets applicable to Preferred Stock at a
    liquidation preference of
    $27.50 per share (asset coverage
    815%) -- Note B........................                    $ 54,153,330
                                                               ============

  Net assets applicable to Common Stock --
    $47.25 per share.......................                    $387,433,349
                                                               ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par
    value $3 per share;
    authorized 3,000,000 shares;
    outstanding 1,969,212 shares --
    Note B.................................                    $  5,907,636
  Common Stock -- par value $1 per share;
    authorized 12,000,000 shares;
    outstanding 8,199,989 shares --
    Note B.................................                       8,199,989
  Additional Paid-in Capital...............                     338,308,264
  Unrealized appreciation of investments...                      95,579,024
  Unallocated distributions -- Note A......                      (6,408,234)
                                                               ------------
TOTAL NET ASSETS -- June 30, 2003..........                    $441,586,679
                                                               ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 2003

INVESTMENT INCOME
  Income:
    Interest................................................                 $   1,913,009
    Dividends...............................................                     1,750,471
                                                                             -------------
                                                                             $   3,663,480

  Expenses -- Note C:
    Advisory fees...........................................  $   1,369,250
    Transfer agent fees and expenses........................        149,725
    Reports to shareholders.................................        114,198
    Directors' fees and expenses............................         52,606
    Insurance...............................................         38,770
    Taxes, other than federal income tax....................         33,300
    Registration and filing fees............................         32,407
    Legal and auditing fees.................................         30,722
    Custodian fees and expenses.............................         22,761
    Other expenses..........................................          5,544      1,849,283
                                                              -------------  -------------
        Net investment income -- Note A.....................                 $   1,814,197
                                                                             -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on investments:
    Proceeds from sale of investment securities
      (Excluding short-term investments with maturities of
     60 days or less).......................................  $  50,873,212
    Cost of investment securities sold......................     43,379,516
                                                              -------------
      Net realized gain on investments -- Notes A and D.....                 $   7,493,696

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..........  $  44,501,199
    Unrealized appreciation at end of period................     95,579,024
                                                              -------------
      Increase in unrealized appreciation of investments....                    51,077,825
                                                                             -------------
        Net realized and unrealized gain on investments.....                 $  58,571,521
                                                                             -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $  60,385,718
                                                                             =============

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                      For the six months ended         For the year ended
                                                           June 30, 2003               December 31, 2002
                                                    ----------------------------  ----------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income...........................  $   1,814,197                 $   3,961,461
  Net realized gain on investments
    -- Notes A and D..............................      7,493,696                    22,046,559
  Increase (decrease) in unrealized
    appreciation of investments...................     51,077,825                   (94,712,490)
                                                    -------------                 -------------
Increase (decrease) in total net assets resulting
  from operations.................................                 $  60,385,718                 $ (68,704,470)
Distributions to Preferred shareholders:
  From net investment income......................  $  (2,363,054)                $  (3,915,783)
  From net realized capital gains.................             --     (2,363,054)      (810,326)    (4,726,109)
                                                    -------------                 -------------
Distributions to Common shareholders -- Note A:
  From net investment income......................  $    (274,344)                     --
  From net realized capital gains.................     (7,590,752)                $ (37,079,161)
  Unallocated.....................................     (6,408,234)   (14,273,330)      --          (37,079,161)
                                                    -------------                 -------------
  Proceeds from shares issued for distributions
    reinvested by shareholders -- Note B..........                     2,661,510                     6,960,000
                                                                   -------------                 -------------
Increase (decrease) in total net assets...........                 $  46,410,844                 $(103,549,740)

TOTAL NET ASSETS
Beginning of period (including
  undistributed net investment income
  of $823,201 and $777,523 at December 31, 2002
  and 2001, respectively).........................                   395,175,835                   498,725,575
                                                                   -------------                 -------------
End of period (including
  undistributed net investment income
  of $823,201 at December 31, 2002)...............                 $ 441,586,679                 $ 395,175,835
                                                                   =============                 =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
  Selected data for a share of Common Stock outstanding throughout each period

                                                   Six
                                                  months
                                                  ended                             Year ended December 31,
                                                 June 30,      ------------------------------------------------------------------
                                                   2003           2002          2001          2000          1999          1998
                                                ----------     ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period........  $    41.90     $    55.45    $    48.62    $    50.70    $    48.23    $    50.20
                                                ----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income.......................  $     0.22     $     0.49    $     0.54    $     0.70    $     0.67    $     0.88
  Net realized and unrealized gain (loss)
     on investment securities.................        7.15          (8.97)        11.40          4.20         10.27          2.37
                                                ----------     ----------    ----------    ----------    ----------    ----------
  Total from investment operations............  $     7.37     $    (8.48)   $    11.94    $     4.90    $    10.94    $     3.25
                                                ----------     ----------    ----------    ----------    ----------    ----------
Distributions to Preferred shareholders:
  From net investment income..................  $    (0.29)    $    (0.49)   $    (0.59)   $    (0.61)   $    (0.62)   $    (0.63)
  From net realized gains.....................      --              (0.10)       --            --            --            --
Distributions to Common shareholders:
  From net investment income..................       (0.03)        --             (0.30)       --             (0.09)        (0.41)
  From net realized gains.....................       (0.93)         (4.60)        (4.30)        (6.41)        (7.77)        (4.21)
  Unallocated.................................       (0.79)        --            --            --            --            --
                                                ----------     ----------    ----------    ----------    ----------    ----------
    Total distributions.......................  $    (2.04)    $    (5.19)   $    (5.19)   $    (7.02)   $    (8.48)   $    (5.25)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Effect of shares issued for distributions
  reinvested by shareholders..................  $     0.02     $     0.12    $     0.08    $     0.04    $     0.01    $     0.03
                                                ----------     ----------    ----------    ----------    ----------    ----------

Net asset value at end of period..............  $    47.25     $    41.90    $    55.45    $    48.62    $    50.70    $    48.23
                                                ==========     ==========    ==========    ==========    ==========    ==========
Per share market value at end of period.......  $    51.80     $    52.85    $    61.02    $    52.69    $    48.25    $    49.06
Total investment return(1)....................        2.0%         (6.2)%         26.0%         24.1%         15.2%          5.8%
Net asset value total return(2)...............       17.7%        (17.1)%         24.7%          9.6%         23.1%          5.8%

SUPPLEMENTAL DATA:
  Total net assets at end of period
    (in thousands)............................    $441,586       $395,176      $498,726      $437,611      $444,388      $417,777
  Portfolio turnover rate.....................      11.83%(3)      16.62%        25.13%        18.55%        23.51%        28.34%
  Ratios based on average net assets applicable to
    Common Stock:
    Expenses..................................       1.09%(3)       0.99%         0.97%         1.00%         1.00%         1.00%
    Net income................................       1.07%(3)       0.99%         1.07%         1.46%         1.39%         1.83%
  Ratios based on average total net assets:
    Expenses..................................       0.94%(3)       0.87%         0.85%         0.87%         0.87%         0.87%
    Net income................................       0.92%(3)       0.87%         0.95%         1.28%         1.21%         1.59%

PREFERRED STOCK:
Total shares outstanding(4)...................   1,969,212      1,969,212     1,969,212     1,969,212     1,969,212     1,969,212
Asset coverage per share(4)...................     $224.25        $200.68       $253.26       $222.23       $225.67       $212.15
Involuntary liquidation preference per
 share........................................      $27.50         $27.50        $27.50        $27.50        $27.50        $27.50
Average market value per share(5).............      $31.60         $31.15        $30.05        $27.87        $28.54        $29.95

(1) Based on market value per share, adjusted for reinvestment of distributions

(2) Based on net asset value per share, adjusted for reinvestment of distributions

(3) Annualized

(4) Information shown as of the end of the period

(5) The average of all month-end market values during each period

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2003

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. UNALLOCATED DISTRIBUTIONS--Unallocated distributions represent distributions paid to Common shareholders during the period from source(s) other than net investment income and net realized capital gains. Such source(s) will be determined by the results of operations for the entire fiscal year and will be paid-in capital, except to the extent of any net investment income and net realized capital gains for the fiscal year.

      5. OTHER--Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2003, is preliminary and may be revised based on operating results for the entire year.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      The Company issued 60,716 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended
June 30, 2003.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the six months ended June 30, 2003, the Company paid aggregate fees of $52,500 to all Directors who are not affiliated persons of the Investment Adviser. During the six months ended June 30, 2003, the Company incurred legal fees of $3,722 payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm. The Officers of the Company are also officers of the Investment Adviser.

NOTE D--PURCHASES AND SALES OF SECURITIES

      Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $22,929,607 for the six months ended June 30, 2003. Cost of investment securities owned at June 30, 2003, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2003, for federal income tax purposes was $121,356,154 and $25,777,130, respectively.

                             DIRECTORS AND OFFICERS

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                   TERM OF OFFICE AND                              FUND COMPLEX
         NAME, AGE &              POSITION(S)          LENGTH OF         PRINCIPAL OCCUPATION(S)    OVERSEEN BY         OTHER
           ADDRESS               WITH COMPANY        TIME SERVICED       DURING THE PAST 5 YEARS     DIRECTOR       DIRECTORSHIPS
           -------               ------------        -------------       ------------------------    --------       -------------
Willard H. Altman, Jr. - (67)*  Director         Term: 1 Year            Retired. Formerly, until        6
11400 W. Olympic Blvd.                           Time Served: 5 Years    1995, Partner of Ernst &
Los Angeles, CA 90064                                                    Young LLP, a public
                                                                         accounting firm.

Wesley E. Bellwood - (79)*      Director         Term: 1 Year            Retired. Formerly, until        1
11400 W. Olympic Blvd.                           Time Served: 23 Years   1999, Chairman Emeritus
Los Angeles, CA 90064                                                    and director of Wynn's
                                                                         International, Inc.

David Rees - (79)*              Director         Term: 1 Year            Private investor.               1        International
11400 W. Olympic Blvd.                           Time Served: 35 Years   Formerly President and                   Institute of
Los Angeles, CA 90064                                                    Chief Executive Officer                  Los Angeles
                                                                         of the International
                                                                         Institute of
                                                                         Los Angeles. Formerly,
                                                                         until 1995, the Senior
                                                                         Editor of Los Angeles
                                                                         Business Journal.

Paul G. Schloemer - (75)*       Director         Term: 1 Year            Retired. Formerly               1
11400 W. Olympic Blvd.                           Time Served: 4 Years    President and Chief
Los Angeles, CA 90064                                                    Executive Officer
                                                                         (1984-1993) of Parker
                                                                         Hannifin Corporation.

Lawrence J. Sheehan - (71)      Director         Term: 1 Year            Of counsel to, and              5
11400 W. Olympic Blvd.                           Time Served: 12 Years   partner (1969 to 1994)
Los Angeles, CA 90064                                                    of, the firm of
                                                                         O'Melveny & Myers LLP,
                                                                         legal counsel to the
                                                                         Company.

Eric S. Ende - (58)             Director,        Term: 1 Year            Senior Vice President of        3
11400 W. Olympic Blvd.          President &      Time Served: 3 Years    the Adviser.
Los Angeles, CA 90064           Chief
                                Investment
                                Officer

Steven R. Geist - (49)          Senior Vice      Time Served: 7 Years    Vice President of the
11400 W. Olympic Blvd.          President &                              Adviser.
Los Angeles, CA 90064           Fixed-Income
                                Manager

J. Richard Atwood - (43)        Treasurer        Time Served: 6 Years    Principal and Chief                      First Pacific
11400 W. Olympic Blvd.                                                   Operating Officer of the                 Advisors, Inc.,
Los Angeles, CA 90064                                                    Adviser. President of                    and FPA Fund
                                                                         FPA Fund Distributors,                   Distributors, Inc.
                                                                         Inc.

Sherry Sasaki - (48)            Secretary        Time Served: 21 Years   Assistant Vice President
11400 W. Olympic Blvd.                                                   and Secretary of the
Los Angeles, CA 90064                                                    Adviser and Secretary of
                                                                         FPA Fund Distributors,
                                                                         Inc.

Christopher H. Thomas - (46)    Assistant        Time Served: 8 Years    Vice President and                       FPA Fund
11400 W. Olympic Blvd.          Treasurer                                Controller of the                        Distributors, Inc.
Los Angeles, CA 90064                                                    Adviser and of FPA Fund
                                                                         Distributors, Inc.

* Audit committee member

                           RESULTS OF ANNUAL MEETING

    Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 5, 2003:

    1. With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

                                                                      VOTES FOR   VOTES WITHHELD
                                                                      ---------   --------------
        COMMON
        Wesley E. Bellwood..........................................  6,697,188       97,157
        Eric S. Ende................................................  6,714,515       97,157
        David Rees..................................................  6,700,051       97,157
        Lawrence J. Sheehan.........................................  6,709,874       97,157

        PREFERRED
        Willard H. Altman, Jr.......................................  1,718,814       31,353
        Paul G. Schloemer...........................................  1,716,598       31,353

    2. With respect to continuation of the Investment Advisory Agreement, a total of 8,305,030 shares voted for, 120,818 shares voted against and 125,775 shares abstained.

   No broker non-votes were received with respect to any of the matters voted upon above.

                                                          PRESORTED
            SOURCE CAPITAL, INC.                           STANDARD
            11400 West Olympic Boulevard, Suite 1200     U.S. POSTAGE
            Los Angeles, California 90064-1550               PAID
                                                             MIS

Item 2. Code of Ethics. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 3. Audit Committee Financial Experts. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services. N/A. Item is only applicable for annual reports for the year ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 8.   Reserved.

Item 9.   Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Source Capital, Inc. ("Company") have concluded that the Company's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ ERIC S. ENDE
   -------------------------------
    Eric S. Ende, President

Date:  September 8, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOURCE CAPITAL, INC.


By: /s/ J. RICHARD ATWOOD
   -------------------------------
    J. Richard Atwood, Treasurer

Date:  September 8, 2003